Exhibit 10.1
[FORM OF AMENDMENT TO EMPLOYMENT AGREEMENT]
[EXECUTIVE NAME]
AMENDMENT TO EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Agreement”), is entered into this 29th day of March, 2010, by and between [EXECUTIVE NAME] (the “Executive”), KEY ENERGY SERVICES, INC., a Maryland corporation (the “Parent”), and KEY ENERGY SHARED SERVICES, LLC, a Delaware limited liability company (the “Company”).
WHEREAS, the Executive, the Parent and the Company are parties to that Employment Agreement dated as of [DATE] (the “Employment Agreement”); and
WHEREAS, the parties desire to amend the Employment Agreement in order to reflect changes to Company-paid benefits provided to Executive.
NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained, the parties agree as follows:
[Specify “Paragraph 3 of Exhibit B” for Richard J. Alario’s Employment Agreement and “Paragraph 1 of Exhibit A” for all other executives’ Employment Agreements.]
1.	Paragraph [•] of Exhibit [•] of the Employment Agreement is hereby amended in its entirety to read as follows:
“Executive Health Reimbursement Plan. Out-of-pocket costs that would otherwise be payable by Executive with respect to medical and dental expenses for Executive and Executive’s covered dependents, shall be reimbursed under the terms of, and subject to all applicable limitations set forth in, the Company’s Executive Health Reimbursement Plan, as that may be amended from time to time.”
2.
Except as set forth in this Agreement, all provisions, terms and conditions in the Employment Agreement remain unmodified and in full force and effect, and the Employment Agreement is hereby ratified and confirmed.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first written above.

THE PARENT: KEY ENERGY SERVICES, INC.
By:

THE COMPANY: KEY ENERGY SHARED SERVICES, LLC
By:

THE EXECUTIVE:

[EXECUTIVE NAME]